--------------------------------------------------------------------------------


                          TOYOTA MOTOR CREDIT CORPORATION


                                    TMTT, INC.,
                      as Titling Trustee of Toyota Lease Trust


                                        and,

                         for Certain Limited Purposes only,



                          U.S. BANK NATIONAL ASSOCIATION,
                                   as Trust Agent

                                        and,

                          U.S. BANK NATIONAL ASSOCIATION,
                          as 1998-C Securitization Trustee


                               1998-C SUBI SUPPLEMENT

                                         TO

                                AMENDED AND RESTATED
                           TRUST AND SERVICING AGREEMENT



                            Dated as of December 1, 1998


--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS

                                    ARTICLE XIV

                                      RESERVED

                                     ARTICLE XV

                                    DEFINITIONS

15.01     Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

                                    ARTICLE XVI

                    CREATION AND TERMINATION OF TRUST INTERESTS

16.01     Initial Creation of 1998-C SUBI Sub-Trust and 1998-C SUBI. . . . . . . . .3
16.02     Rights in Respect of 1998-C SUBI.. . . . . . . . . . . . . . . . . . . . .5
16.03     Issuance and Form of SUBI Certificates.. . . . . . . . . . . . . . . . . .5
16.04     Filings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
16.05     Termination of 1998-C SUBI.. . . . . . . . . . . . . . . . . . . . . . . .7
16.06     Representations and Warranties of Titling Trustee. . . . . . . . . . . . .7
16.07     Resignation or Removal of Titling Trustee. . . . . . . . . . . . . . . . .7

                                    ARTICLE XVII

                    ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

17.01     1998-C SUBI Collection Account.. . . . . . . . . . . . . . . . . . . . . .7
17.02     1998-C SUBI Lease Funding Account. . . . . . . . . . . . . . . . . . . . .9
17.03     Investment Gains and Losses. . . . . . . . . . . . . . . . . . . . . . . 10
17.04     Rebalancing After Third-Party Claim. . . . . . . . . . . . . . . . . . . 11

                                   ARTICLE XVIII

                              MISCELLANEOUS PROVISIONS

18.01     Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
18.02     Effect of 1998-C SUBI Supplement on Titling Trust Agreement. . . . . . . 11
18.03     Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
18.04     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
18.05     Severability of Provisions.. . . . . . . . . . . . . . . . . . . . . . . 13
18.06     Counterparts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

                                       EXHIBITS

ANNEX OF SUPPLEMENTAL DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .Annex I

EXHIBIT A   Form of 1998-C SUBI Certificate. . . . . . . . . . . . . . . . . . . .A-1

EXHIBIT B   Form of 1998-C SUBI Insurance Certificate. . . . . . . . . . . . . . .B-1

SCHEDULE I  Schedule of 1998-C Contracts and 1998-C
            Leased Vehicles as of the Cutoff Date. . . . . . . . . . . . . . . . .S-1

                             1998-C SUBI SUPPLEMENT TO

                 AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT

          1998-C SUBI SUPPLEMENT TO AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT, dated and effective as of December 1, 1998, among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (in its capacities as Grantor, UTI Beneficiary and Servicer, respectively), TMTT, INC., as Titling Trustee, and for the limited purposes of acknowledging the provisions of Sections 17.01, 17.02 and 17.03 and having rights under Section 18.03, U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), a national banking association, as Trust Agent, and for the limited purposes of the provisions of Sections 17.01, 17.02, 17.03, and the rights under 18.03, in its capacity as 1998-C Securitization Trustee.

                                       RECITALS

          A. The Grantor, the Titling Trustee and the Trust Agent have entered into the Titling Trust Agreement, pursuant to which the Grantor and the Titling Trustee formed the Titling Trust, for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Titling Trust Assets in accordance with the Titling Trust Agreement.

          B. The Titling Trust Agreement contemplates that certain of the Titling Trust Assets, other than those previously identified on the Titling Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Titling Trustee shall create a SUBI and issue to, or to the order of, the UTI Beneficiary one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flow arising from, but only from, such SUBI Assets.

          C. The parties hereto desire to supplement the terms of the Titling Trust Agreement to cause the Titling Trustee to identify a SUBI Portfolio to be designated the 1998-C SUBI Portfolio and allocate the related Titling Trust Assets to the related 1998-C SUBI Sub-Trust, to create the related 1998-C SUBI and to create and issue to or to the order of the UTI Beneficiary (i) a 1998-C SUBI Certificate, evidencing beneficial interests in the assets of the 1998-C SUBI other than the proceeds of the Residual Value Insurance Policies and (ii) a 1998-C SUBI Insurance Certificate, evidencing beneficial interests in the assets of the 1998-C SUBI that are proceeds of the Residual Value Insurance Policies insofar as such policies relate to the 1998-C Leased Vehicles and the 1998-C Contracts, and to set forth the terms and conditions thereof. It is the intention of the parties hereto that the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate collectively represent 100% of the beneficial interests in the 1998-C SUBI.

          D. The parties hereto desire to supplement the terms of the Titling Trust Agreement relating to the establishment of the 1998-C SUBI Collection Account.

          E. The parties hereto desire that, concurrently herewith, U.S. Bank National Association, as securities intermediary (as defined in Section 8-102 of the UCC in effect on the date hereof in the State of California (the "California UCC")) (in such capacity, the "SUBI Securities Intermediary"), establish a securities account (as defined in Section 8501 of the California
UCC) in the name of and for the benefit of TMCC (the "TMCC SUBI Securities Account") pursuant to that certain TMCC SUBI Account Control Agreement dated as of December 1, 1998, between TMCC and the SUBI Securities Intermediary, ("Account Control Agreement") into which the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate will initially be transferred and held until such time as TMCC directs the SUBI Securities Intermediary to debit the TMCC SUBI Securities Account to reflect the transfer of the 1998-C SUBI Certificate and/or the 1998-C SUBI Insurance Certificate, pursuant to a financing transaction.

          F. Concurrently herewith, the Titling Trustee, on behalf of the Titling Trust, and the Servicer also will enter into the 1998-C Servicing Supplement pursuant to which, among other things, the terms of the Titling Trust Agreement will be supplemented insofar as they apply solely to the servicing of the SUBI Sub-Trust created hereby to provide for further specific servicing obligations that will benefit solely the SUBI Beneficiaries with respect to the 1998-C SUBI created hereby.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Titling Trust Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereto agree to the following supplemental obligations and provisions with regard to the 1998-C SUBI Sub-Trust:

                                  ARTICLE XIV
                                      RESERVED

                                  ARTICLE XV
                                    DEFINITIONS

     15.01 DEFINITIONS. For all purposes of this 1998-C SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Annex of Definitions attached to the Titling Trust Agreement or in the Annex of Supplemental Definitions attached hereto for all purposes of this 1998-C SUBI Supplement. In the event of any conflict between a definition set forth both in the Annex of Definitions and in the Annex of Supplemental Definitions, the definition set forth in the Annex of Supplemental Definitions shall prevail. In the event of any conflict between a definition set forth both herein and in the Annex of Definitions or Annex of Supplemental Definitions, the definitions set forth herein shall prevail. All terms used in this 1998-C SUBI Supplement include, as appropriate, all genders and the plural as well as the singular. All references such as "herein", "hereof" and the like shall refer to this 1998-C SUBI Supplement as a whole and not to any particular article or section within this 1998-C SUBI Supplement. All references such as "includes" and variations thereon shall mean "includes without limitation" and references to "or" shall mean "and/or". Any reference herein to the "Titling Trustee, acting on behalf of the Titling Trust", or words of similar import, shall be deemed to mean the Titling Trustee, acting on behalf of Toyota Lease Trust and all beneficiaries thereof.

                                     ARTICLE XVI
                    CREATION AND TERMINATION OF TRUST INTERESTS

     16.01     INITIAL CREATION OF 1998-C SUBI SUB-TRUST AND 1998-C SUBI.

          (a) Pursuant to Section 3.01(c) of the Titling Trust Agreement, Titling Trust Assets not already denominated as SUBI Assets with respect to a different SUBI Sub-Trust may be identified and allocated as SUBI Assets of a separate SUBI Sub-Trust at the direction of the UTI Beneficiary. The UTI Beneficiary hereby directs the Titling Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Titling Trust a separate portfolio of SUBI Assets (the "1998-C SUBI Assets") consisting of (i) the Contracts and related Leased Vehicles listed on
Schedule I hereto and other related Titling Trust Assets to be accounted for and held in trust independently from all other Titling Trust Assets within the Titling Trust, including all Titling Trust Assets already identified and allocated to any other SUBI Sub-Trust and from those remaining as assets of the UTI Sub-Trust and (ii) the Subsequent Contracts, Subsequent Leased Vehicles and related Titling Trust Assets to be allocated to the 1998-C SUBI Sub-Trust pursuant to Section 3.02(a) of the 1998-C Servicing Supplement.

          The assets of the 1998-C SUBI Sub-Trust established hereby shall consist of: (i) those Contracts identified by contract number on Schedule I hereto that are Eligible Contracts as of the Cutoff Date, including the related rights of the Titling Trust as lessor under such Contracts, having an Aggregate Net Investment Value as of the Cutoff Date of $749,988,732.51 and those Contracts allocated to the 1998-C SUBI Sub-Trust pursuant to Section 3.02(a) of the 1998-C Servicing Supplement; (ii) the related Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Booked Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the related Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) including as proceeds of any related Insurance Policy (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Obligor, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices and, with respect to the Residual Value Insurance Policies, net of any loss adjustment expenses that may be offset against such proceeds pursuant to the terms of such Residual Value Insurance Policies relating thereto); (iii) all of the Titling Trust's right, title, interest and obligations (except such obligations that are specifically retained by the Titling Trust pursuant to the terms of the Titling Trust Agreement) with respect to such Contracts or Leased Vehicles, including the right to enforce all Dealer repurchase obligations arising under Dealer Agreements and to proceeds arising therefrom; (iv) any other rights under or other proceeds of any Insurance Policy relating to such Contracts, Leased Vehicles or payments of the related Obligors with respect thereto (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Obligor, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices and, with respect to the Residual Value Insurance Policies, net of any loss adjustment expenses that may be offset against such proceeds pursuant to the terms of such Residual Value Insurance Policies); (v) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to the Obligor, a third Person or Governmental Authority in accordance with the Servicer's normal servicing practices; (vi) the 1998-C SUBI Collection Account, including all cash and Permitted Investments therein and all income from the investment of funds therein and (vii) all proceeds of any of the foregoing arising on or after the Cutoff Date.

          Based upon their identification and allocation by the Servicer pursuant to the 1998-C Servicing Supplement, the Titling Trustee hereby identifies and allocates as 1998-C SUBI Assets the portfolio of Contracts and Leased Vehicles more particularly described on Schedule I hereto, and the related Titling Trust Assets described above, each such 1998-C SUBI Asset to be identified on the books and accounts of the Titling Trust as belonging to the 1998-C SUBI Portfolio.

          (b) Pursuant to Section 3.01(c) of the Titling Trust Agreement, the Titling Trustee hereby creates the 1998-C SUBI Sub-Trust and the 1998-C SUBI. The 1998-C SUBI shall represent a specific undivided beneficial interest solely in the 1998-C SUBI Sub-Trust and the 1998-C SUBI Assets.

          (c) As required by Section 3.01(d) of the Titling Trust Agreement, the UTI Beneficiary hereby certifies to the Titling Trustee that as of the date of execution and delivery hereof: that (i) either there is no pledgee of the UTI or each such pledgee of a UTI Pledge has received prior notice of the creation of the 1998-C SUBI Sub-Trust and of the terms and provisions of this 1998-C SUBI Supplement and of the related Securitized Financing and (ii) as of the date hereof, and after giving effect to the creation of the 1998-C SUBI Sub-Trust pursuant to Section 16.01(b), the issuance of the 1998-C SUBI Certificate and 1998-C SUBI Insurance Certificate pursuant to Section 16.03(a), the transfer to, or to the order of, the UTI Beneficiary of the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate pursuant to
Section 16.03(b) and the Account Control Agreement specified in recital E herein, and the application by the UTI Beneficiary of any net proceeds from any Securitized Financing involving the 1998-C SUBI, the 1998-C SUBI Certificate and/or the 1998-C SUBI Insurance Certificate, there is and will be no default by the UTI Beneficiary in its capacity as UTI Beneficiary with respect to any Securitized Financing or other agreement or obligation secured by a UTI Pledge.

          (d) The parties hereto intend that, at any time during which the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate are held or beneficially owned by a single Person, or by two or more Persons that are treated as a single Person for federal income tax purposes, the 1998-C SUBI Sub-Trust shall not constitute a separate entity for federal income tax purposes or for state income or franchise tax purposes. However, at any time that the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate are held or beneficially owned by two or more Persons that are not treated as a single Person for federal income tax purposes, the parties hereto intend that the 1998-C SUBI Sub-Trust be characterized as a separate entity for federal and state income tax purposes that shall qualify as a partnership for such purposes. The 1998-C SUBI Sub-Trust shall not elect to be treated as an association under Section 301.7701-

3(a) of the regulations of the United States Department of the Treasury for federal income tax purposes.

          (e) Each Beneficiary of the 1998-C SUBI Certificate and/or the 1998-C SUBI Insurance Certificate shall at all times maintain a minimum net worth (excluding the value of the 1998-C SUBI Certificate and the 1998-C Insurance Certificate held thereby and the value of any assets of the 1998-C Securitization Trust established pursuant to the 1998-C Securitization Trust Agreement) equal to at least $100,000; provided that such minimum net worth requirement shall not apply to the 1998-C Securitization Trust or the 1998-C Securitization Trustee.

     16.02     RIGHTS IN RESPECT OF 1998-C SUBI.

          Each holder of the 1998-C SUBI Certificate (including the 1998-C Securitization Trustee, on behalf of the Holders of the securities issued by the 1998-C Securitization Trust, after the transfer of the 1998-C SUBI Certificate by the UTI Beneficiary to the Transferor and the subsequent transfer of the 1998-C SUBI Certificate by the Transferor to the 1998-C Securitization Trustee, on behalf of the 1998-C Securitization Trust) and the 1998-C SUBI Insurance Certificate is a third-party beneficiary of the Titling Trust Agreement and this 1998-C SUBI Supplement, insofar as they apply to the 1998-C SUBI and the holder of the 1998-C SUBI Certificate or the 1998-C SUBI Insurance Certificate. Therefore, to that extent, references in the Titling Trust Agreement to the ability of any "holder of a SUBI Certificate", "assignee of a SUBI Certificate" or the like to take any action shall also be deemed to refer to the (i) 1998-C Securitization Trustee as holder of the 1998-C SUBI Certificate acting at its own instigation or upon the instruction of Investor Certificateholders pursuant to the terms of Section 6.15 of the 1998-C Securitization Trust Agreement and (ii) the Transferor as holder of the 1998-C SUBI Insurance Certificate.

     16.03     ISSUANCE AND FORM OF SUBI CERTIFICATES.

          (a) The 1998-C SUBI shall be represented by two SUBI Certificates to be issued hereunder: (i) the 1998-C SUBI Certificate, evidencing beneficial interests in the assets of the 1998-C SUBI other than proceeds of the Residual Value Insurance Policies; and (ii) the 1998-C SUBI Insurance Certificate, evidencing beneficial interests in the assets of the 1998-C SUBI that are proceeds of the Residual Value Insurance Policies insofar as such Insurance Policies relate to the 1998-C Leased Vehicles and the 1998-C Contracts and are net of loss adjustment expenses that may be offset against such proceeds pursuant to the terms of such Residual Value Insurance Policies. The 1998-C SUBI Certificate and 1998-C SUBI Insurance Certificate collectively represent 100% of the beneficial interests in the 1998-C SUBI and the assets of the 1998-C SUBI Sub-Trust. The Titling Trustee is hereby instructed to issue the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate substantially in the forms of Exhibits A and B attached hereto, with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the UTI Beneficiary.

          The 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary. The Titling Trustee is hereby directed to issue and register the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate in the name of the SUBI Securities Intermediary in such capacity, on behalf of and for the benefit of TMCC, and to deliver such SUBI Certificates on the Closing Date to the SUBI Securities Intermediary upon the order of TMCC.

          (b) The 1998-C SUBI Certificate and 1998-C SUBI Insurance Certificate initially shall be held in the TMCC SUBI Securities Account.

          (c) TMCC shall direct the SUBI Securities Intermediary in writing to effect the transfer of the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate to the TLI SUBI Securities Account. Thereafter, the Transferor shall direct the SUBI Securities Intermediary in writing to effect the transfer of the 1998-C SUBI Certificate to the 1998-C SUBI Securities Account. TLI shall not transfer the 1998-C SUBI Insurance Certificate in connection with this transfer of the 1998-C SUBI Certificate.

          (d) Pursuant to Section 3.01(g) of the Titling Trust Agreement, the 1998-C SUBI Certificate may not be transferred or assigned except as provided in connection with the termination of the 1998-C Securitization Trust pursuant to Section 7.02 or 8.02 of the 1998-C Securitization Trust Agreement, in each case subject to the assignee or pledgee (x) giving a non-petition covenant substantially similar to that set forth in Section 6.14 of the Titling Trust Agreement, and (y) executing an agreement between or among itself and each UTI Beneficiary and each SUBI Beneficiary of each SUBI relating to another Sub-Trust, to release all claims to the Titling Trust Assets allocated to the UTI Sub-Trust or to such other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Titling Trust Assets allocated thereto (which agreement may be included in the 1998-C SUBI Certificate itself). Notwithstanding the foregoing, the 1998-C SUBI Certificate may, at any time, be transferred or assigned to TLI, TMCC, or any of their respective affiliates.

          The 1998-C SUBI Insurance Certificate shall not be transferred or assigned except to a transferee or assignee who is (i) the holder of the 1998-C SUBI Certificate on the date of such transfer or (ii) TMCC, TLI or any of their respective affiliates.

     16.04     FILINGS.

          The Grantor, the UTI Beneficiary (if different from the Grantor) and the Titling Trustee, as directed by the Grantor or the UTI Beneficiary, will undertake all other and future actions and activities as may be deemed reasonably necessary by the Grantor or the UTI Beneficiary to perfect (or evidence) and confirm the allocation of the 1998-C SUBI Assets to the 1998-C SUBI Portfolio as provided herein, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other agreements or instruments relating to such Securitized Financing. The Grantor hereby irrevocably makes and appoints each of the Titling Trustee and the Servicer (in the case of the Servicer, only for so long as such Servicer is acting in such capacity), and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Grantor (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Grantor any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section 16.04.

     16.05     TERMINATION OF 1998-C SUBI.

          In connection with any purchase by the Transferor of the Investor Certificateholders' interest in the corpus of the 1998-C Securitization Trust pursuant to Section 7.02 of the 1998-C Securitization Trust Agreement or any purchase by the Transferor of the assets of the 1998-C Securitization Trust in connection with a Swap Termination pursuant to Section 8.02 of the 1998-C Securitization Trust Agreement, and the succession thereof to all of the interest in the 1998-C SUBI and 1998-C SUBI Certificate, should all of the interest in the 1998-C SUBI thereafter be transferred to the UTI Beneficiary, whether by sale or otherwise, then, upon the direction of the UTI Beneficiary, the 1998-C SUBI shall be terminated, the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate shall be returned to the Titling Trustee and canceled thereby, and the Titling Trustee, at the direction of the Servicer, shall reallocate all 1998-C Contracts, 1998-C Leased Vehicles and related 1998-C SUBI Assets to the UTI Sub-Trust.

     16.06          REPRESENTATIONS AND WARRANTIES OF TITLING TRUSTEE.

     The Titling Trustee hereby makes the same representations and warranties set forth in Section 6.12 of the Titling Trust Agreement as of the date hereof, on which the Grantor and UTI Beneficiary have relied in executing this 1998-C SUBI Supplement and on which each of their permitted assignees and pledgees, and each pledgee or holder of the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate (and each Beneficiary of the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate) may rely.

     16.07     RESIGNATION OR REMOVAL OF TITLING TRUSTEE.

     No resignation or removal of the Titling Trustee pursuant to any provision of the Titling Trust Agreement shall be effective unless and until each Rating Agency has confirmed, in writing, that such resignation or removal would not cause it to reduce, modify or withdraw its then current rating of any class of securities issued by the 1998-C Securitization Trust.

                                  ARTICLE XVII
                    ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

     17.01     1998-C SUBI COLLECTION ACCOUNT.

          (a) The 1998-C Securitization Trustee shall establish in its name, and maintain with respect to the 1998-C SUBI, the 1998-C SUBI Collection Account for the benefit of (a) the Beneficiaries of the 1998-C SUBI Certificate, (b) the Beneficiaries of the 1998-C SUBI Insurance Certificate to the extent proceeds of the Residual Value Insurance Policies are deposited therein, and (c) to the extent provided below, the Titling Trustee, which account shall constitute a SUBI Collection Account. The 1998-C SUBI Collection Account initially shall be established with U.S. Bank National Association, as 1998-C Securitization Trustee, and at all times shall be an Eligible Account. In the event that the institution maintaining the 1998-C SUBI Collection Account no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the 1998-C Securitization Trustee's assistance as necessary, cause the 1998-C SUBI Collection Account to be moved to a bank or trust company that satisfies those requirements. In connection with the termination of the 1998-C Securitization Trust pursuant to Article VII of the 1998-C Securitization Trust Agreement, the 1998-C Securitization Trustee may transfer the 1998-C SUBI Collection Account to the Trust Agent. The 1998-C SUBI Collection Account shall relate solely to the 1998-C SUBI and the 1998-C SUBI Sub-Trust, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in Article VII of the Titling Trust Agreement as supplemented by this 1998-C SUBI Supplement or the 1998-C Servicing Supplement. All amounts held in the 1998-C SUBI Collection Account shall be invested in Permitted Investments until distributed or otherwise applied in accordance with Article V of the Titling Trust Agreement or Sections 17.01(b), 17.01(c), 17.01(d), 17.02, 17.03 or 17.04 of this 1998-C
SUBI Supplement. The Titling Trustee shall be a beneficiary of the SUBI Collection Account only to the extent that amounts described in Sections 7.01(c) and 7.03 of the Titling Trust Agreement are not paid or reimbursed to the Titling Trustee, pursuant to such sections from a Lease Funding Account, or paid directly by the Servicer pursuant to the terms of the 1998-C Securitization Trust Agreement; any such amounts shall be withdrawn from the 1998-C SUBI Collection Account only for such purposes and only to the extent set forth in Section 3.01 of the 1998-C Securitization Trust Agreement, or as set forth in this Section 17.01(a) if the 1998-C SUBI Collection Account has been transferred to the Trust Agent.

          (b) The Servicer shall deposit into the 1998-C SUBI Collection Account all amounts collected or received in respect of the 1998-C Contracts and 1998-C Leased Vehicles (in each case exclusive of the proceeds of any Residual Value Insurance Policies and amounts reinvested or to be reinvested in Subsequent Contracts) and any Maturity Advance received from the Transferor on or before the Deposit Date relating to each Collection Period except as otherwise specified herein or in the 1998-C Servicing Supplement (in connection with any failure to satisfy the Monthly Remittance Conditions). Amounts so deposited will be applied by the 1998-C Securitization Trustee or by the Servicer as specified in the 1998-C Securitization Trust Agreement and the 1998-C Servicing Supplement.

     It is the intent of the parties hereto that the proceeds of the Residual Value Insurance Policies applicable to the 1998-C Leased Vehicles and the 1998-C Contracts will be payable by the Servicer (or the insurer under the Residual Value Insurance Policies) directly to the holder of the 1998-C SUBI Insurance Certificate and will not under any circumstances be subject to the lien of the 1998-C Securitization Trust Agreement. If, notwithstanding the foregoing, any such amounts are in fact deposited in any SUBI Account or other account established by the Titling Trustee or the 1998-C Securitization Trustee, then such amounts will be distributed to the holder of the 1998-C SUBI Insurance Certificate by the Titling Trustee or the 1998-C Securitization

Trustee, as the case may be, on the next succeeding Monthly Allocation Date at the written direction of the Servicer.

          (c) Principal Collections and Interest Collections (which amounts are exclusive of proceeds of the Residual Value Insurance Policies) that are to be reinvested in Subsequent Contracts and Subsequent Leased Vehicles to be included in the 1998-C SUBI Sub-Trust during the Revolving Period that are not deposited into the 1998-C SUBI Collection Account on a Monthly Allocation Date, will be so reinvested by the Servicer on a Transfer Date during the calendar month in which such Monthly Allocation Date occurs as specified in
Section 3.02(a) of the 1998-C Servicing Supplement.

          (d) From and after the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will deposit all Principal Collections and Interest Collections (which amounts are exclusive of proceeds of the Residual Value Insurance Policies) into the 1998-C SUBI Collection Account as set forth in Section 4.02 of the 1998-C Servicing Supplement within two Business Days of its receipt thereof, and such amounts will thereafter be applied as described in Section 3.02 of the 1998-C Servicing Supplement and Section 17.02 hereof, insofar as they are to be reinvested in Subsequent Contracts and Subsequent Leased Vehicles, or pursuant to Section 3.01 of the 1998-C Securitization Trust Agreement, as appropriate.

     17.02     1998-C SUBI LEASE FUNDING ACCOUNT.

     Notwithstanding the provisions of Section 7.03 of the Titling Trust Agreement, the Titling Trustee shall be required to establish and maintain with respect to the 1998-C SUBI the 1998-C SUBI Lease Funding Account in the name of the Titling Trustee, which account shall constitute a SUBI Lease Funding Account, only in the event that the Monthly Remittance Conditions are no longer satisfied. Such account shall be for the benefit of the Beneficiaries of the 1998-C SUBI Certificate and 1998-C SUBI Insurance Certificate (in the event that amounts relating to the Residual Value Insurance Policies represented by the 1998-C SUBI Insurance Certificate are in fact deposited in the 1998-C Lease Funding Account rather than paid directly to the Holder of the 1998-C SUBI Insurance Certificate, as provided in Section 17.01(b) hereof). Any such 1998-C SUBI Lease Funding Account initially shall be established with U.S. Bank National Association, as Trust Agent, and at all times shall be an Eligible Account. In the event that the Trust Agent no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Titling Trustee's assistance as necessary, cause the 1998-C SUBI Lease Funding Account to be moved to a bank or trust company that satisfies those requirements. The 1998-C SUBI Lease Funding Account shall relate solely to the 1998-C SUBI and the 1998-C SUBI Portfolio, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in the Titling Trust Agreement as supplemented by this 1998-C SUBI Supplement or the 1998-C Servicing Supplement. All amounts held in the 1998-C SUBI Lease Funding Account shall be invested in Permitted Investments until distributed or otherwise applied in accordance with the Titling Trust Agreement, this 1998-C SUBI Supplement or the 1998-C Servicing Supplement. All transfers of funds into and out of the 1998-C SUBI Lease Funding Account shall be made in accordance with Section 7.03 of the Titling Trust Agreement and Sections 3.02 and 4.02 of the 1998-C Servicing

Supplement in connection with purchases of Subsequent Contracts and Subsequent Leased Vehicles. Prior to the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will instead be allowed to commingle the amounts to be reinvested in additional Subsequent Contracts and Subsequent Leased Vehicles with its own funds and to reinvest such amounts (by transfer of such amounts to the Lease Funding Account or directly to the UTI Beneficiary, as appropriate) without deposit into the 1998-C SUBI Collection Account or 1998-C SUBI Lease Funding Account.

     17.03     INVESTMENT GAINS AND LOSSES.

     Except as otherwise provided herein, all or a portion of the funds deposited into the 1998-C SUBI Accounts and the Lease Funding Account shall be separately invested by the Titling Trustee or the 1998-C Securitization Trustee, as applicable, from time to time at the written direction of the Servicer, in any Permitted Investments. All income, gain or loss from investment of monies in the 1998-C SUBI Lease Funding Account shall be for the account of the Servicer and credited or debited, as the case may be, from such account; provided, that, each such investment shall be made in the name of the Titling Trustee on behalf of the Titling Trust, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the Lease Funding Account shall be for the account of the UTI Beneficiary and credited or debited, as the case may be, from such account; provided, that, each such investment shall be made in the name of the Titling Trustee on behalf of the Titling Trust, its nominee or its Financial Intermediary.
If at any time the Servicer shall not have given the Titling Trustee a timely written investment directive with respect to the Lease Funding Account or the 1998-C Lease Funding Account, the Titling Trustee shall invest and reinvest any monies in such account(s) in a mutual fund offered by the 1998-C Securitization Trustee or an affiliate of the 1998-C Securitization Trustee, each of which meet the requirements of clause (i) of the definition of Permitted Investments, or of the Trust Agent or another affiliate of the Titling Trustee, each of which meet the requirements of clause (i) of the definition of Permitted Investments. All income gain or loss from investment of monies in the 1998-C SUBI Certificateholders' Account shall be for the account of the Certificateholders and credited or debited, as the case may be, from such account(s) provided that each such investment shall be made in the name of the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust, its nominee or its Financial Intermediary. All income gain or loss from investment of monies in the 1998-C SUBI Collection Account shall be for the account of the Servicer and credited and debited, as the case may be, from such account; provided, that, each such investment shall be made in the name of the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust, its nominee or Financial Intermediary. If at any time the Servicer shall not have given the 1998-C Securitization Trustee a timely written investment directive with respect to the 1998-C SUBI Certificateholders Account or the 1998-C SUBI Collection Account, the 1998-C Securitization Trustee shall invest and reinvest any monies in such account(s) in a mutual fund offered by the 1998-C Securitization Trustee or an affiliate of the 1998-C Securitization Trustee, each of which meet the requirements of clause (i) of the definition of Permitted Investments. The 1998-C Securitization Trustee shall not be liable for the selection of investments or for investment losses incurred thereon in accordance with the instructions of the Servicer or as otherwise specified in this Section 17.03. The 1998-C Securitization Trustee shall have no liabilities in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction.

     17.04     REBALANCING AFTER THIRD-PARTY CLAIM.

     To the extent that a third-party Claim against Titling Trust Assets is satisfied out of Titling Trust Assets in proportions other than as provided in Section 3.04 of the Titling Trust Agreement, then, notwithstanding anything to the contrary contained herein, the Titling Trustee, at the direction of the Servicer, shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Titling Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-Trusts, including the 1998-C SUBI Sub-Trust, such that each shall bear the expense of such Claim as nearly as possible as if the burden thereof had been allocated as provided in
Section 3.04 of the Titling Trust Agreement.

                                 ARTICLE XVIII
                            MISCELLANEOUS PROVISIONS

     18.01     GOVERNING LAW.

     This 1998-C SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflicts of laws, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     18.02     EFFECT OF 1998-C SUBI SUPPLEMENT ON TITLING TRUST AGREEMENT.

          (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Titling Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between the provisions of this 1998-C SUBI Supplement and the Titling Trust Agreement with respect to the 1998-C SUBI, the provisions of this 1998-C SUBI Supplement shall prevail.

          (b) For purposes of determining the parties' obligations under this 1998-C SUBI Supplement with respect to the 1998-C SUBI, general references in the Titling Trust Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to a 1998-C SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1998-C SUBI Asset; (ii) an appropriate or applicable SUBI Collection Account shall be deemed to refer more specifically to the 1998-C SUBI Collection Account; (iv) an appropriate or applicable SUBI Lease Funding Account shall be deemed to refer more specifically to a 1998-C SUBI Lease Funding Account; (v) a SUBI Sub-Trust or SUBI Portfolio shall be deemed to refer more specifically to the 1998-C SUBI Sub-Trust or 1998-C SUBI Portfolio, as the case may be; (vi) a SUBI Supplement shall be deemed to refer more specifically to this 1998-C SUBI Supplement; and (vii) a SUBI Servicing Supplement shall be deemed to refer more specifically to the 1998-C Servicing Supplement.

     18.03     AMENDMENT.

          (a) The 1998-C SUBI Supplement and the Titling Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1998-C SUBI or the Beneficiaries of the 1998-C SUBI Certificate and 1998-C SUBI Insurance Certificate, by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1998-C SUBI Beneficiary and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1998-C Securitization Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment.
Any amendment of the Titling Trust Agreement that applies to or affects the UTI or any Other SUBI or any Beneficiary of the UTI or any Other SUBI in addition to this 1998-C SUBI shall also be subject to the foregoing provisions of this Section 18.03.

     Notwithstanding the foregoing, this Section 18.03 does not modify or supersede any provision in the Titling Trust Agreement. Without limiting the foregoing, any amendment of the Titling Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1998-C SUBI, the 1998-C SUBI Portfolio or the Beneficiaries of the 1998-C SUBI Certificate and 1998-C SUBI Insurance Certificate shall not require the consent of the Beneficiaries of the 1998-C SUBI Certificate, the 1998-C SUBI Insurance Certificate or of the 1998-C Securitization Trustee.

     18.04     NOTICES.

     The notice provisions of the Titling Trust Agreement shall apply equally to this Supplement; provided, that, any notice to the 1998-C Securitization Trust or the 1998-C Securitization Trustee shall be addressed as follows:

     U.S. Bank National Association
     111 East Wacker Drive, Suite 3000
     Chicago, Illinois 60601
     Attention:  Toyota Auto Lease Trust 1998-C

     A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the Titling Trust Agreement or this 1998-C SUBI Supplement shall be addressed and delivered as follows:

     U.S. Bank National Association
     111 East Wacker Drive, Suite 3000
     Chicago, Illinois 60601
     Attention:  Toyota Auto Lease Trust 1998-C

     A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the Titling Trust Agreement shall also be delivered to the 1998-C Securitization Trustee insofar as it relates to the 1998-C Securitization Trust.

     18.05     SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this 1998-C SUBI Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1998-C SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this 1998-C SUBI Supplement or of the 1998-C SUBI Certificate or the 1998-C SUBI Insurance Certificate or the rights of the holders thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1998-C SUBI Supplement invalid or unenforceable in any respect.

     18.06     COUNTERPARTS.

     This 1998-C SUBI Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, TMCC, the Titling Trustee and, solely for the limited purposes set forth herein, U.S. Bank National Association, as Trust Agent, have caused this 1998-C SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

                                TOYOTA MOTOR CREDIT CORPORATION,
                                  as Grantor, Servicer and UTI Beneficiary

                                By:  /s/ GEORGE E. BORST
                                   ------------------------------------------
                                       Name:   George E. Borst
                                       Title:  Senior Vice President and
                                               General Manager


                                TMTT, INC.,
                                  as Titling Trustee

                                By:  /s/ STEVEN E. CHARLES
                                   ------------------------------------------
                                       Name:   Steven E. Charles
                                       Title:  Vice President and Assistant
                                               Secretary


                                U.S. BANK NATIONAL ASSOCIATION,
                                  as Trust Agent

                                By:  /s/ STEVEN E. CHARLES
                                   ------------------------------------------
                                       Name:   Steven E. Charles
                                       Title:  Vice President


                                U.S. BANK NATIONAL ASSOCIATION,
                                  as 1998-C Securitization Trustee and SUBI
                                  Securities Intermediary

                                By:  /s/ STEVEN E. CHARLES
                                   ------------------------------------------
                                       Name:
                                       Title:

STATE OF CALIFORNIA      )
                         )    ss.:
COUNTY OF LOS ANGELES    )

     On the 1st day of December 1998, before me, a notary public in and for of the State of California, personally appeared George E. Borst, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   /s/ TRACEY B. KIRST
                                 -------------------------------------
                                 Notary Public

STATE OF CALIFORNIA      )
                         )    ss.:
COUNTY OF LOS ANGELES    )

     On the 2nd day of December 1998, before me, a notary public in and for of the State of California, personally appeared Steven E. Charles, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   /s/ LISA JUKELEVICS
                                 -------------------------------------
                                 Notary Public

STATE OF CALIFORNIA      )
                         )    ss.:
COUNTY OF LOS ANGELES    )

     On the 2nd day of December 1998, before me, a notary public in and for of the State of California, personally appeared Steven E. Charles, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   /s/ LISA JUKELEVICS
                                 -------------------------------------
                                 Notary Public

STATE OF CALIFORNIA      )
                         )    ss.:
COUNTY OF LOS ANGELES    )

     On the 2nd day of December 1998, before me, a notary public in and for of the State of California, personally appeared Steven E. Charles, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   /s/ LISA JUKELEVICS
                                 -------------------------------------
                                 Notary Public

                                     SCHEDULE I


                          SCHEDULE OF 1998-C CONTRACTS AND
                    1998-C LEASED VEHICLES AS OF THE CUTOFF DATE




Omitted. On file with the Servicer, the Titling Trustee and the 1998-C Securitization Trustee.

                            TOYOTA LEASE TRUST

                          1998-C SUBI CERTIFICATE

          Evidencing interests in specified 1998-C SUBI assets within the 1998-C SUBI Sub-Trust (as defined below).

          This Certificate does not represent any obligation of, or an interest in, Toyota Motor Credit Corporation, Toyota Motor Sales, U.S.A., Inc., TMTT, Inc., Toyota Leasing, Inc. ("TLI") or any of their respective affiliates.

Number 1

          THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, beneficial interest in specified assets of the 1998-C SUBI (the "1998-C SUBI") which in turn is comprised of interests in the assets of the 1998-C SUBI Sub-Trust (the "1998-C Sub-Trust") of the Toyota Lease Trust, a Delaware business trust (the "Titling Trust") formed by Toyota Motor Credit Corporation, as Grantor and UTI Beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary", respectively), and TMTT, Inc., a Delaware corporation, as trustee (the "Titling Trustee") pursuant to a Trust and Servicing Agreement, as the same was amended and restated pursuant to an Amended and Restated Trust and Servicing Agreement (the "Titling Trust Agreement"), each dated and effective as of October 1, 1996, among the Grantor, the Titling Trustee, and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association), a national banking association, as trust agent (the "Trust Agent"). A summary of certain of the provisions of the Titling Trust Agreement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Titling Trust Agreement and 1998-C SUBI Supplement.

          This 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate are the only duly authorized SUBI Certificates issued under the 1998-C SUBI Supplement to the Titling Trust Agreement (the "1998-C SUBI Supplement") dated as of December 1, 1998, among the UTI Beneficiary, the Titling Trustee, and for certain limited purposes as set forth therein, the Trust Agent and U.S. Bank National Association, as 1998-C Securitization Trustee. This 1998-C SUBI Certificate is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 1998-C SUBI Supplement, to which agreements any Beneficiary of this 1998-C SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

          Also issued or to be issued under the Titling Trust Agreement are various other series of certificates evidencing undivided interests in other Sub-Trusts of the Titling Trust. Prior to the date of initial issue of this 1998-C SUBI Certificate, the following certificates have been issued: (i) a single UTI Certificate, representing 100% of the beneficial interests in the UTI, (ii) the

1997-A SUBI Certificate, representing 100% of the beneficial interests in the 1997-A SUBI and the 1997-A SUBI Sub-Trust, (iii) the 1998-A SUBI Certificate and 1998-A SUBI Insurance Certificate, collectively representing 100% of the beneficial interests in the 1998-A SUBI and the 1998-A SUBI Sub-Trust and
(iv) the 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate, collectively representing 100% of the beneficial interests in the 1998-B SUBI and the 1998-B SUBI Sub-Trust. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust.

          The property of the Titling Trust is identified in the Titling Trust Agreement and the property of the 1998-C SUBI Sub-Trust is identified in the 1998-C SUBI Supplement. Pursuant to the 1998-C SUBI Supplement, the 1998-C SUBI Assets were identified and allocated on the records of the Titling Trust as a separate SUBI Sub-Trust (the "1998-C SUBI Sub-Trust"), and the beneficial interest in the 1998-C SUBI Sub-Trust was designated as a separate SUBI known as the "1998-C SUBI". The assets of the 1998-C SUBI Sub-Trust are represented by two SUBI Certificates: (i) this 1998-C SUBI Certificate evidencing beneficial interests in all the 1998-C SUBI Assets other than the proceeds of the Residual Value Insurance Policies; and (ii) the 1998-C SUBI Insurance Certificate evidencing beneficial interests in the 1998-C SUBI Assets that are proceeds of the Residual Value Insurance Policies, net of any loss adjustment expenses that may be offset against such proceeds. Any holder of this 1998-C SUBI Certificate or the 1998-C SUBI Insurance Certificate shall be considered a 1998-C SUBI Beneficiary. The rights of the Beneficiaries of this 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate to certain of the proceeds of the 1998-C SUBI Assets are and will be further set forth in the Titling Trust Agreement and the 1998-C SUBI Supplement.

          This 1998-C SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the 1998-C Contracts (and the related Obligors) and the 1998-C Leased Vehicles allocated to the 1998-C SUBI Sub-Trust, all to the extent and as more specifically set forth in the Titling Trust Agreement and the 1998-C SUBI Supplement. Copies of the Titling Trust Agreement and the 1998-C SUBI Supplement may be examined during normal business hours at the principal office of the Titling Trustee, and at such other places, if any, designated by the Titling Trustee, by each 1998-C SUBI Beneficiary upon request.

          By accepting this 1998-C SUBI Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1998-C SUBI Sub-Trust (except for those evidenced by the 1998-C SUBI Insurance Certificate) and those proceeds or assets derived from or earned by the 1998-C SUBI Assets (except for those assets evidenced by the 1998-C SUBI Insurance Certificate and the proceeds therefrom). In addition, by accepting this 1998-C SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1998-C SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each

SUBI Beneficiary with respect to Titling Trust Assets other than those included within the 1998-C SUBI Sub-Trust.

          The 1998-C SUBI Supplement and the Titling Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1998-C SUBI and the 1998-C SUBI Portfolio, by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1998-C SUBI Beneficiary, and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1998-C Securitization Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment.
Any amendment of the Titling Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and this 1998-C SUBI shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Titling Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1998-C SUBI or the 1998-C SUBI Portfolio and such amendments shall not require the consent of any 1998-C SUBI Beneficiary or the 1998-C Securitization Trustee. If approval of any 1998-C SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this 1998-C SUBI Certificate.

          As provided in the Titling Trust Agreement and the 1998-C SUBI Supplement, this 1998-C SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

          Prior to due presentation of this 1998-C SUBI Certificate for registration of a permitted transfer, the Titling Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this 1998-C SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Titling Trust Agreement, neither the Titling Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

          Unless this 1998-C SUBI Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this 1998-C SUBI Certificate shall not entitle the holder hereof to any benefit under the Titling Trust Agreement or the 1998-C SUBI Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Titling Trustee on behalf of the Titling Trust and not in its individual capacity has caused this 1998-C SUBI Certificate to be duly executed.

Dated:  December __, 1998

                                       TOYOTA LEASE TRUST


                                       By: TMTT, INC., as Titling Trustee


                                       By:   ______________________________
                                          Authorized Officer

                               TOYOTA LEASE TRUST

                       1998-C SUBI INSURANCE CERTIFICATE

     Evidencing interests in specified 1998-C SUBI assets within the 1998-C SUBI Sub-Trust (as defined below).

     This Certificate does not represent any obligation of, or an interest in, Toyota Motor Credit Corporation, Toyota Motor Sales, U.S.A., Inc., TMTT, Inc., Toyota Leasing, Inc. ("TLI") or any of their respective affiliates.

Number 1

     THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, beneficial interest in specified assets of the 1998-C SUBI (the "1998-C SUBI") which in turn is comprised of interests in the assets of the 1998-C SUBI Sub-Trust (the "1998-C Sub-Trust") of the Toyota Lease Trust, a Delaware business trust (the "Titling Trust") formed by Toyota Motor Credit Corporation, as Grantor and UTI Beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary" respectively), and TMTT, Inc., a Delaware corporation, as trustee (the "Titling Trustee") pursuant to a Trust and Servicing Agreement, as the same was amended and restated pursuant to an Amended and Restated Trust and Servicing Agreement (the "Titling Trust Agreement"), each dated and effective as of October 1, 1996, among the Grantor, the Titling Trustee, and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association), a national banking association, as trust agent (the "Trust Agent"). A summary of certain of the provisions of the Titling Trust Agreement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Titling Trust Agreement and 1998-C SUBI Supplement.

     This SUBI Insurance Certificate and the 1998-C SUBI Certificate are the only duly authorized SUBI Certificates issued under the 1998-C SUBI Supplement to the Titling Trust Agreement (the "1998-C SUBI Supplement") dated as of December 1, 1998, among the UTI Beneficiary, the Titling Trustee, and for certain limited purposes as set forth therein, the Trust Agent and U.S. Bank National Association, as 1998-C Securitization Trustee. This 1998-C SUBI Insurance Certificate is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 1998-C SUBI Supplement, to which agreements any Beneficiary of this 1998-C SUBI Insurance Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

     Also issued or to be issued under the Titling Trust Agreement are various other series of certificates evidencing undivided interests in other Sub-Trusts of the Titling Trust. Prior to the date of initial issue of this 1998-C SUBI Insurance Certificate, the following certificates have been issued: (i) a single UTI Certificate, representing 100% of the beneficial interests in the UTI, (ii) the 1997-A SUBI Certificate, representing 100% of the beneficial interests in the 1997-

A SUBI and the 1997-A SUBI Sub-Trust, (iii) the 1998-A SUBI Certificate and 1998-A SUBI Insurance Certificate, collectively representing 100% of the beneficial interests in the 1998-A SUBI and the 1998-A SUBI Sub-Trust and
(iv) the 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate, collectively representing 100% of the beneficial interests in the 1998-B SUBI and the 1998-B SUBI Sub-Trust. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust.

     The property of the Titling Trust is identified in the Titling Trust Agreement and the property of the 1998-C SUBI Sub-Trust is identified in the 1998-C SUBI Supplement. Pursuant to the 1998-C SUBI Supplement, the 1998-C SUBI Assets were identified and allocated on the records of the Titling Trust as a separate SUBI Sub-Trust (the "1998-C SUBI Sub-Trust"), and the beneficial interest in the 1998-C SUBI Sub-Trust was designated as a separate SUBI known as the "1998-C SUBI". The assets of the 1998-C SUBI Sub-Trust are represented by two SUBI Certificates: (i) this SUBI Insurance Certificate evidencing beneficial interests in the 1998-C SUBI Assets that are proceeds of the Residual Value Insurance Policies net of any loss adjustment expenses that may be offset against such proceeds; and (ii) the 1998-C SUBI Certificate evidencing beneficial interests in all of the 1998-C SUBI Assets other than the proceeds of the Residual Value Insurance Policies. Any holder of the 1998-C SUBI Certificate or this 1998-C SUBI Insurance Certificate shall be considered a 1998-C SUBI Beneficiary. The rights of the Beneficiaries of this 1998-C SUBI Insurance Certificate and the 1998-C SUBI Certificate to certain of the proceeds of the 1998-C SUBI Assets are and will be further set forth in the Titling Trust Agreement and the 1998-C SUBI Supplement.

     This 1998-C SUBI Insurance Certificate is limited in right of payment to certain collections and recoveries respecting the 1998-C Contracts (and the related Obligors) and the 1998-C Leased Vehicles allocated to the 1998-C SUBI Sub-Trust, all to the extent and as more specifically set forth in the Titling Trust Agreement and the 1998-C SUBI Supplement. Copies of the Titling Trust Agreement and the 1998-C SUBI Supplement may be examined during normal business hours at the principal office of the Titling Trustee, and at such other places, if any, designated by the Titling Trustee, by each 1998-C SUBI Beneficiary upon request.

     By accepting this 1998-C SUBI Insurance Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1998-C SUBI Sub-Trust (except for those evidenced by the 1998-C SUBI Certificate) and those proceeds or assets derived from or earned by the 1998-C SUBI Assets that are proceeds of Residual Value Insurance Policies. In addition, by accepting this 1998-C SUBI Insurance Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1998-C SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Titling Trust Assets other than those included within the 1998-C SUBI Sub-Trust.

     The 1998-C SUBI Supplement and the Titling Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1998-C SUBI and the 1998-C SUBI Portfolio, by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1998-C SUBI Beneficiary, and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1998-C Securitization Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment.
Any amendment of the Titling Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and this 1998-C SUBI shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Titling Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1998-C SUBI or the 1998-C SUBI Portfolio and such amendments shall not require the consent of any 1998-C SUBI Beneficiary or the 1998-C Securitization Trustee. If approval of any 1998-C SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this 1998-C SUBI Certificate.

     As provided in the Titling Trust Agreement and the 1998-C SUBI Supplement, this 1998-C SUBI Insurance Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

     Prior to due presentation of this 1998-C SUBI Insurance Certificate for registration of a permitted transfer, the Titling Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this 1998-C SUBI Insurance Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Titling Trust Agreement, neither the Titling Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

     Unless this 1998-C SUBI Insurance Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this 1998-C SUBI Insurance Certificate shall not entitle the holder hereof to any benefit under the Titling Trust Agreement or the 1998-C SUBI Supplement or be valid for any purpose.

     IN WITNESS WHEREOF, the Titling Trustee on behalf of the Titling Trust and not in its individual capacity has caused this 1998-C SUBI Insurance Certificate to be duly executed.

Dated:  December ___, 1998

                                      TOYOTA LEASE TRUST

                                      By: TMTT, INC., as Titling Trustee


                                      By: _______________________________
                                          Authorized Officer